UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of report (Date of earliest event reported):  January 19, 2010

REEF OIL & GAS INCOME AND DEVELOPMENT FUND III, L.P.
(Exact name of registrant as specified in its charter)

Texas	000-53795	26-0805120
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1901 N. Central Expressway, Suite 300, Richardson, Texas 75080
(Address of principal executive offices)

(972) 437-6792
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry in a Material Definitive Agreement

The disclosures set forth under Item 2.01 are incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On January 19, 2010, RCWI, L.P. (“RCWI”), an affiliate of Reef Oil & Gas Partners, L.P., the managing general partner of Reef Oil & Gas Income and Development Fund III, L.P (the “Registrant”), completed the acquisition of certain working interests in oil and gas properties from Azalea Properties Ltd. (“Seller”) for a purchase price of $21,610,116 pursuant to a Purchase and Sale Agreement between RCWI and the Seller dated December 18, 2009 (the “Azalea Purchase Agreement”).  The Azalea Purchase Agreement is subject to three side letter agreements regarding the post-closing acquisition of proven undeveloped properties, the post-closing resolution of properties with title defects, and the post-closing resolution of third-party consents for certain properties (collectively, the “Side Letter Agreements”).

RCWI entered into a Purchase and Sale Agreement (the “RCWI Agreement”), dated January 19, 2010, to sell portions of the working interests acquired from the Seller to the Registrant.  The Registrant acquired approximately 61.00% of the working interests initially acquired by RCWI from the Seller for a purchase price of approximately $13,182,171 in cash subject to post-closing adjustments.   RCWI is also assigning portions of the acquired working interests to other Reef affiliates on the same terms.

The oil and gas working interests acquired by the Registrant are represented by leases and cover more than 400 properties, including more than 1,400 wells, located in Texas, California, New Mexico, Louisiana, Oklahoma, North Dakota, Mississippi, Alabama, Kansas, Montana, Colorado, and Arkansas.  The acquired working interests represent a minority interest in each of the properties and are operated by more than 100 different operators, none of which are affiliates of Reef Oil & Gas Partners, L.P.

The Seller has no material relationship with the Registrant, Reef Oil & Gas Partners, L.P., or its affiliates, other than through the related purchase contracts mentioned above.  RCWI and the Registrant are under the indirect common control of Michael Mauceli.

The foregoing descriptions of the Azalea Purchase Agreement, the RCWI Agreement, and Side Letter Agreements are qualified entirely by reference to the copies of said agreements attached as Exhibits 10.1 through 10.5 to this current report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements: The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date of this Form 8-K.

(b) Pro forma financial information: The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date of this Form 8-K.

(c) Shell company transaction: This section does not apply.

(d) Exhibits:

10.1	Purchase and Sale Agreement, dated January 19, 2010, by and between Azalea Properties Ltd. And RCWI, L.P.

10.2	Purchase and Sale Agreement, dated January 19, 2010, by and between RCWI, L.P., and Reef Oil & Gas Income and Development Fund III, L.P.

10.3	Side Letter Agreement, dated January 19, 2010 between RCWI, L.P. and Azalea Properties Ltd. regarding Post Closing PUDs.

10.4	Side Letter Agreement, dated January 19, 2010 between RCWI, L.P. and Azalea Properties Ltd. Regarding Post Closing Properties/Title Defect Notice.

10.5	Side Letter Agreement, dated January 19, 2010 between RCWI, L.P. and Azalea Properties Ltd. Regarding Third Party Consents.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 22, 2010

Reef Oil & Gas Income and Development Fund III, L.P. (Registrant)

By:	Reef Oil & Gas Partners, L.P.
A Nevada Limited Partnership

By:	Reef Oil & Gas Partners, GP, LLC Its general partner

By:	/s/ Michael J. Mauceli
Michael J. Mauceli
Manager